Exhibit 99.1

SAFE HARBOR STATEMENT This presentation contains forward looking statements and forecast financial statements concerning the future of the company that are intended to qualify for the safe harbors from liabilities, established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements and forecast financial statements can be identified by such words as "believes", "anticipates", "plans", "expects", or words of similar impact. The future performance of the company is subject to a number of factors including, but not limited to, general economic conditions, financing, competitive activity, and the possibility of future government regulations that may adversely affect the company. For more information about potential risks in investing in our company, please read our periodic filings at http://www.sec.gov

OVERVIEW China Direct, Inc. is a NASDAQ listed U.S. based holding company (NASDAQ: CDS), headquartered in Deerfield Beach, Florida with 10 operating subsidiaries in China Two core business operating segments in China Magnesium Basic Materials Provides advisory services to other China based entities +2,100 employees in the U.S. and China Rapidly growing business 2007 (audited) 2008 1st 9 months (unaudited) Revenue: $174 MM $200 MM Net Income: $11.8 MM $18.2 MM EPS (diluted): $0.67 $0.75 * * Non-GAAP (Excludes share-based compensation expense, depreciation and non-cash deductions related to preferred stock issuance.)

CORPORATE STRUCTURE China Direct, Inc. "CDS" (Parent Company) CDI China, Inc CDI Shanghai Management Operating Business Segments Magnesium Segment Basic Materials Segment China Direct Investments Advisory Services

MARKET DATA - NASDAQ: CDS Current Share Price (11/13/08) $ 2.38 Market Cap $56 MM Revenue First Nine Months 2008 $200.1 MM EPS (diluted) First Nine Months 2008 $0.75* per share Working Capital (9/30/08) $68.1 MM Current Ratio (9/30/08) 3.04 Cash (9/30/08) $19.6 MM Book Value per Share (9/30/08) $2.95 Shares Outstanding 23.5 MM 52 Week Range $1.79 - $11.10 * Non-GAAP (Excludes share-based compensation expense, depreciation and non-cash deductions related to preferred stock issuance.)

THE VISION OF CHINA DIRECT Serve as a platform for the need of over 1.1 MM small to medium sized Chinese business entities for both investment capital and management acumen Offer alternative approaches for Chinese entrepreneurs through joint venture opportunities Achieve maximum growth potential through majority ownership control Mitigate risks to achieve consistent high returns in equity

ATTRACTIVENESS OF CHINA DIRECT MODEL For Entrepreneurs Capital infusion with little upfront expenses Comprehensive solutions to develop Chinese private companies to compete in the global economy "Training Wheels" for future life as a public entity Management buy-in, instead of Management buy-out Expand market opportunities globally while creating eventual exit strategy For Investors Positioned in high growth sectors Direct participation in the rapid growth of the Chinese economy Actively managed model designed to mitigate risks Willing to go the extra mile: Tap into remote areas in China to obtain more favorable valuation Create monetization opportunities

OVERVIEW OF CHINA DIRECT BUSINESS SEGMENTS Acquire controlling interest in entities operating within China Administer staged financings as capital for growth Uncover vertical and horizontal integration opportunities Transform Chinese entities into a global enterprise Magnesium Basic Materials Chang Magnesium Lang Chemical Baotou Changxin Magnesium CDI Jingkun Zinc Golden Magnesium CDI Jixiang Metal Pan Asia Magnesium CDI Beijing CDI Magnesium CDI Metal Recycling

ACQUISITION PROCESS: 4 STAGES

CHINA DIRECT PROGRAM: 8 LIFE STAGES

MAGNESIUM SEGMENT ROADMAP 2006: Acquired the 1st Magnesium Company: Chang Magnesium 10,000 MT distribution and 6,000 MT production capacity 2007: Acquired CDI Magnesium, Golden Magnesium, & Pan Asia Magnesium. Increased annual production capacity to 20,000 MT Increased annual distribution to 34,000 MT 2008: Acquired Baotou Changxin Magnesium Increase annual production capacity to an estimated 50,000 MT Increase annual distribution to an estimated 36,000 MT Estimated world market share @ 11% 2009: Continue to expand production capacity and capitalize on potential vertical integration

WHY MAGNESIUM ? 3rd most commonly used structural metal 33% lighter than aluminum and 75% lighter than steel Higher strength ratio than both aluminum and steel Strong catalysts for future growth driven by the Auto Industry Diverse product applications: Aluminum cans, cell phones, consumer electronics, medicine and pharmaceuticals, etc. In 2007, global production capacity was at 755,000 metric tons, of which China produced 83%. In 2007, China consumption grew by 68% to 262,000 metric tons, making China the world's largest magnesium consumer.

WIDE VARIETY OF APPLICATIONS Primary uses of magnesium: -Aluminum alloying (40%) -Die-casting (35%) -Steel desulfurizing (15%) -Other Applications (10%)

MAGNESIUM AND ALUMINUM PRICE CHART Price has risen from $1,946 per metric ton in January 2007 to $2,825 in November 2008

MAGNESIUM ALLOY OPPORTUNITY Magnesium alloy or Diecasting represents 35% of magnesium use Auto industry is the greatest end user It is estimated that a 10% reduction in vehicle weight leads to 6-8% savings in fuel consumption. Weight Reduction Strategy of Magnesium Vision 2020: Vehicle Weight Original (2006) (lb.) Final (in 2020) (lb.) Total (lb.) Magnesium (lb.) Weight Save (lb.) Steel + Cast Iron 2,145 1,513 -632 +250 -382 Aluminum 278 130 -148 +90 -58 Polymer/composites 255 255 Others 423 380 -43 -43 Rubber and Glass 249 232 -17 -17 -840 +340 -500 Magnesium 10 350 Total 3,360 2,860 CDS has a magnesium alloy facility with an annual capacity of 10,000 MT

BASIC MATERIALS SEGMENT ROADMAP 2006: Acquired Lang Chemical, a synthetic chemicals sales & distribution company covering eastern China 2007: Acquired CDI Jingkun Zinc, a distributor of zinc concentrate and CDI Jixiang Metal with zinc & lead mining rights at 10,000 tons annually Reduced operating costs and improved profit margins at Lang Chemical 2008: Acquired CDI Beijing, a distributor of wood, metal, and steel related products Loaned working capital for Lang Chemical 2009: Evaluating plan to acquire a synthetic chemical manufacturing company Plans to expand zinc processing capacity when market conditions improve

WHY BASIC MATERIALS ? China's development of infrastructure and related construction is increasing at 10-15% per year, fueling demand for basic materials China's demand for chemicals continues to expand as industrial capacity continues to grow China is both the largest producer and consumer of Zinc in the world China's 2007 consumption was up 13.7% from 2006 Zinc is mainly used for galvanizing steel against corrosion China is both the largest producer and consumer of Lead in the world China's 2007 consumption was up 10% from 2006 Lead is used in batteries, building construction, pigments & compounds, etc.

ADVISORY SERVICES Consulting services: strategic business development, corporate structure, financial management, SEC filings etc. Leverage our management & financial staff in the U.S. and China

FUTURE EXPANSION OPPORTUNITIES Basic Materials Segment Synthetic Chemical Manufacturing Company Coolant Manufacturing Company Truck Part Manufacturing Company Magnesium Alloy and Die Casting Vertical Integration with Magnesium Manufacturing Additional Opportunities Petrochemicals Segment Distribution and Refining

GROWTH STRATEGY Internal Improve performance Expand current facilities Create vertical and horizontal growth opportunities Expand reach of current products globally External Acquisitions Identify fragmented industries with market potential Look for proven management teams Uncover favorable valuations

SELECTED FINANCIAL DATA Income Statement 1st 9 months 2007 (unaudited) 1st 9 months 2008 (unaudited) Growth Revenue $ 112.8 MM $ 200.1 MM 77.5% Net Income $ 7.1 MM $ 18.2 MM 155.0% EPS (diluted) $ 0.48* $ 0.75* 56% Balance Sheet 2006 (audited) 2007 (audited) 1st 9 months 2008 (unaudited) Cash $ 3.0 MM $ 20.4 MM $ 19.6 MM Working Capital $ 6.8 MM $ 40.9 MM $ 68.1 MM Total Assets $20.8 MM $ 88.3 MM $ 131.0 MM Shareholder Equity $ 5.9 MM $ 42.8 MM $ 69.4 MM

OUTLOOK Income Statement 2006 Performance: (audited) 2007 Performance: (audited) 2008 Guidance: Revenue $ 14 MM $ 174.2 MM $ 255-270 MM Net Income $ 169 K $ 11.8 MM $ 23-25 MM EPS (diluted) $ 0.01 $0.67 $ 0.92-1.00* * EPS calculation is performed on a non-GAAP basis and excludes share-based compensation expense, depreciation and non-cash deductions related to preferred stock issuance. Share count is based on an estimated weighted average of 25 million diluted shares

MANAGEMENT James Wang, Ph.D. CEO and Chairman - is responsible for our China Operations. In 2001 Dr. Wang founded Genesis Technology Group, Inc. serving as President and Chairman of the Board of Directors from 2001-2004. Dr. Wang received a Bachelor of Science degree from the University of Science and Technology of China in Hefei, China in 1985, a Master of Science Degree from the Shanghai Second Medical University, Shanghai, China in 1988, and his Ph.D. degree from the University of Arizona in 1994, Tucson, Arizona. Marc Siegel, President, Director - is responsible for U.S. Operations. Mr. Siegel is the general partner of China Discovery Investors, Ltd., an exclusive investment fund. Mr. Siegel served as President of vFinance Investments, Inc., an NASD member and full service financial services organization. Mr. Siegel received a Bachelor of Arts Degree and graduated "Cum Laude" from Tulane University in 1981. David Stein, Executive Vice President - is responsible for managing the efforts of our various professional resources such as legal and accounting functions. From 2001 - 2005 Mr. Stein was Vice President of Investment Banking with vFinance Investments, Inc. Mr. Stein received a Bachelor of Science degree in business administration from the School of Management at Boston University in 1993. Jenny Liu, CPA, Vice President of Finance - is responsible for management of financial reporting as well as internal accounting controls for our clients and our subsidiaries. From 2001-2006 Ms. Liu was a supervisor with Hill, Taylor LLC, a Chicago-based public accounting firm. Ms. Liu received a Bachelor of Science degree from Shanghai University of Engineering Science, Shanghai, China in 1995, and a Master of Business Administrative degree from University of Illinois at Chicago in 2001, Chicago, Illinois. Ms. Liu is a registered CPA in the State of Illinois since April 2006.

SUMMARY U.S. based holding company actively managing portfolio of Chinese assets Top caliber deal sourcing team in China since 2000 Systematic acquisition process with extensive due diligence Management buy-in, instead of Management buy-out Focus on sectors poised to grow from expansion of Chinese economy Unique model designed to capture high return while mitigating risks

THANK YOU Richard Galterio Executive Vice President, Investor Relations Tel: 732.642.7770 rgalterio@cdii.net www.chinadirectinc.com